Exhibit 10.153
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                               EXCHANGE AGREEMENT


         THIS EXCHANGE AGREEMENT, dated April 12, 2005 (this "Agreement"), by and between Commodore Applied Technologies, Inc., a Delaware corporation with its principal executive offices located at 150 East 58th Street, Suite 3400, New York, New York 10155 (the "Company") and The Shaar Fund, Ltd. ("Shaar").

         WHEREAS, Shaar is the record and beneficial owner of 77,500 shares of the Company's Series E Convertible Preferred Stock, par value $0.001 per share (the "Series E Preferred Shares");

         WHEREAS, Shaar is the record and beneficial owner of 118,200 shares of the Company's Series F Convertible Preferred Stock, par value $0.001 per share (the "Series F Preferred Shares" and, together with the Series E Preferred Shares, the "Preferred Shares");

         WHEREAS, Shaar is the record and beneficial owner of an Amended and Restated Secured Promissory Note of the Company, which such Note has an outstanding principal balance as of the date hereof of Three Million Two Hundred Seventy-Nine Thousand Five Hundred Eighty Five Dollars ($3,279,585) (the "Old Note ");

         WHEREAS, concurrently with the issuance of the Old Note, Shaar and the Company entered into that certain Security Agreement (the "Security Agreement"), Patent Collateral Assignment ("Patent Collateral Assignment") and Guaranty and Suretyship Agreement ("Guaranty");

         WHEREAS, pursuant to that certain Purchase Agreement, dated March 23, 2005, Shaar purchased a Secured Promissory Note of the Company, initially issued to Milford Capital & Management ("Milford") on June 13, 2001, in the original principal amount of Five Hundred Thousand Dollars ($500,000), which such Secured Promissory Note has an outstanding principal balance as of the date hereof of One Hundred Eight-Eight Thousand One Hundred Forty-Nine Dollars ($188,149) (the "Milford Note"), together with (x) all interest, additional obligations, forbearance fees, exit fees, penalties and other amounts due and payable from time to time under or in connection with the Secured Promissory Note, (y) all other claims, actions, rights and demands of Milford now existing or hereinafter arising under the Secured Promissory Note and certain documents entered into in connection therewith and (z) the Forbearance Amount (defined below);

         WHEREAS, in connection with that certain Forbearance Agreement, dated January 30, 2004, between Milford and the Company, Shaar (x) agreed to forgive payment to it of Three Hundred Thousand ($300,000) Dollars of accrued and unpaid dividends on shares of the Company's Series E Convertible Preferred Stock held by Shaar (the "Dividends") and (y) consented to the transfer of the dollar value of the Dividends to Milford as part of the forbearance fee payable to Milford under the Forbearance Agreement (the "Forbearance Amount");

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         WHEREAS, upon the closing of the Purchase Agreement and the acquisition of the right to the Forbearance Amount by Shaar, such Forbearance Amount shall be included in the principal amount of the Convertible Note (hereinafter defined);

         WHEREAS, pursuant to a Certificate of Designation, substantially in the form of Exhibit A hereto (the "Series I Certificate of Designation"), the Company has created its Series I Convertible Preferred Stock, par value $0.001 per share (collectively, the "Series I Preferred Stock");

         WHEREAS, Shaar and the Company have agreed that Shaar will exchange all of its right, title and interest in and to the Preferred Shares (including all accrued and unpaid dividends thereon) for 395,302 shares of the Company's Series I Preferred Stock; and

         WHEREAS, Shaar and the Company have agreed (i) that Shaar will exchange the outstanding principal amount of the Old Note and the Milford Note (including the Forbearance Amount, all accrued and unpaid interest and unpaid fees thereon) for the Company's 10% Convertible Secured Note (the "Convertible Note"), substantially in the form of Exhibit B hereto and (ii) amend and restate the Security Agreement, Patent Collateral Assignment and Guaranty.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

                                   I. EXCHANGE

         Subject to the terms and conditions of this Agreement and the Series I Certificate of Designation, Shaar and the Company hereby agree to exchange, in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act") (i) the Preferred Shares (including all accrued and unpaid dividends thereon) currently held by Shaar for 395,302 shares of Series I Preferred Stock and (ii) the Old Note and the Milford Note (including the Forbearance Amount, all accrued and unpaid interest and unpaid fees thereon) for the Convertible Note. Simultaneously with the execution of this Agreement, Shaar shall deliver to the Company (x) certificates representing 77,500 Series E Preferred Shares and 118,200 Series F Preferred Shares, respectively, duly endorsed for transfer or an affidavit of loss with respect to any certificates not accounted for, (y) the Old Note and the Milford Note for cancellation and (z) a general release, substantially in the form of Exhibit C hereto to the Company (the "Shaar Release"). Simultaneously with the execution of this Agreement, the Company shall deliver
(a) the Convertible Note and one or more duly authorized, issued and executed certificates as designated by Shaar (I/N/O Shaar or, if the Company otherwise has been notified, I/N/O Shaar's nominee) evidencing the Series I Preferred Stock to Shaar, (b) irrevocable instructions to the Company's transfer agent to reserve 75,000,000 shares of Common Stock for issuance of the Conversion Shares (hereinafter defined) and (c) a general release, substantially in the form of Exhibit D hereto to Shaar (the "Commodore Release").

              II. SHAAR'S REPRESENTATIONS, WARRANTIES AND COVENANTS

         Shaar represents and warrants to and covenants with the Company as follows:

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         A. Shaar is acquiring  the Series I Preferred  Stock,  the  Convertible
Note (together, the "Securities") and the shares of Common Stock issuable upon conversion of the Securities (the "Conversion Shares") for its own account, for investment purposes only and not with a view towards or in connection with the public sale or distribution thereof in violation of the Securities Act.

         B. Shaar is (i) an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act, (ii) experienced in making investments of the kind contemplated by this Agreement, (iii) capable, by reason of its business and financial experience, of evaluation the relative merits and risks of an investment in the Securities, and (iv) able to afford the loss of its investment in the Securities.

         C. Shaar understands that the Securities are being offered by the Company in reliance on an exemption from the registration requirements of the Securities Act and equivalent state securities and "blue sky" laws, and that the Company is relying upon the accuracy of, and Shaar's compliance with, Shaar's representations, warranties and covenants set forth in this Agreement to determine the availability of such exemption and the eligibility of Shaar to acquire the Securities.

         D. Shaar understands that the Securities have not been approved or disapproved by the Securities and Exchange Commission (the "Commission") or any state securities commission.

         E. This Agreement has been duly and validly authorized, executed and delivered by Shaar and is a valid and binding agreement of Shaar enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws.

                       III. THE COMPANY'S REPRESENTATIONS

         The Company represents and warrants to Shaar that:

         A. Capitalization.

              (i) Except as set forth in the Company's filings with the Commission (the "SEC Filings"), there has been no material change in the capitalization, assets, or liabilities of the Company since the issuance of the financial statements for the period ending September 30, 2004, nor is the Company in default under, or to the Company's knowledge, has an event of default occurred in respect of any prior agreement between the Company and Shaar.

              (ii) The Conversion Shares have been duly and validly authorized and reserved for issuance by the Company, and when issued by the Company upon conversion of the Securities will be duly and validly issued, fully paid and nonassessable and will not subject the holder thereof to personal liability by reason of being such holder.

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              (iii) Other than any such rights or  obligations  disclosed in the
Company's SEC Filings, there are no preemptive, subscription, "call," right of first refusal or other similar rights to acquire any capital stock of the Company or other voting securities of the Company that have been issued or granted to any person or any other obligations of the Company to issue, grant, extend or enter into any security, option, warrant, "call," right, commitment, agreement, arrangement or undertaking with respect to any of its capital stock.

         B. Reporting Company Status. The Company has registered the Common Stock pursuant to section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Common Stock is eligible for trading on the OTC Bulletin Board (the "OTCBB"). The Company has not received notices regarding the eligibility of the Common Stock for such trading on the OTCBB.

         C. Authorization. The Company (i) has duly and validly authorized and reserved for issuance 75,000,000 shares of Common Stock, the maximum allowable under the current issued and authorized limitations of the Company, which may be modified in the future subsequent to a contemplated reverse split or other corporate action which would make more shares of Common Stock available, sufficient in number for the conversion of the Securities and all warrants exercisable for shares of Common Stock that are held by Shaar (the "Warrants"). The Company acknowledges that its obligation to issue Conversion Shares in accordance with this Agreement, the Convertible Note and the Series I Certificate of Designation is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company and notwithstanding the commencement of any case under 11 U.S.C. ss.ss.101 et seq. (the "Bankruptcy Code"). In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. ss.362 in respect of the conversion of the Securities. The Company agrees, without cost or expense to Shaar, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. ss.362.

         D. Authority; Validity and Enforceability. The Company has the requisite corporate power and authority to perform its obligations under the Series I Certificate of Designation and to enter into the Documents (as hereinafter defined), and to perform all of its obligations hereunder and thereunder (including the issuance and delivery to Shaar of the Securities). The execution, delivery and performance by the Company of the Documents, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation the issuance of the Convertible Note and the Series I Preferred Stock and the issuance and reservation for issuance of the Conversion Shares), have been duly authorized by all necessary corporate action on the part of the Company. Each of the Documents has been duly and validly executed and delivered by the Company and the Series I Certificate of Designation has been duly filed with the Delaware Secretary of State's office by the Company and each Document constitutes a valid and binding obligation of the Company enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws. The Securities have been duly and validly authorized for issuance by the Company and, when executed and delivered by the Company, will be valid and binding obligations of the Company enforceable against it in accordance with their terms, subject to

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applicable  bankruptcy,   insolvency,  fraudulent  conveyance,   reorganization,
moratorium and similar laws affecting creditors' rights and remedies generally. For purposes of this Agreement, the term "Documents" means (i) this Agreement;
(ii) the Series I Certificate of Designation; (iii) the Convertible Note; (iv) the Amended and Restated Security Agreement; (v) the Amended and Restated Patent Collateral Assignment; (vi) the Amended and Restated Guaranty and Suretyship Agreement and the (vii) the Commodore Release.

         E. Validity of Issuance of Securities. As of the Closing Date, the Series I Preferred Stock and, upon their issuance, the Conversion Shares, will be validly issued and outstanding, fully paid and nonassessable, and not subject to any preemptive rights, rights of first refusal, tag-along rights, drag-along rights or other similar rights.

         F. Non-contravention. Except for such notice filings as may be required under applicable federal and state securities laws, the execution and delivery by the Company of the Documents, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated hereby and thereby, do not, and compliance with the provisions of this Agreement and other Documents will not, conflict with, or result in any violation of, or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or loss of a material benefit under, or result in the creation of any lien upon any of the properties or assets of the Company under, or result in the termination of, or require that any consent be obtained or any notice be given with respect to, (i) the Certificate of Incorporation or By-Laws of the Company, (ii) any loan or credit agreement, note, bond, mortgage, indenture, lease, contract or other agreement, instrument or permit applicable to the Company or its properties or assets, or (iii) any law applicable to the Company or its respective properties or assets.

         G. Approvals. No authorization, approval or consent of any court or public or governmental authority is required to be obtained by the Company for execution and delivery of the Documents and the issuance of the Securities and the Conversion Shares to Shaar as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained by the Company prior to the date hereof.

         H. Litigation. There is no pending, or to the knowledge of the Company, threatened, judicial, administrative or arbitral action, claim, suit, proceeding or investigation against or involving the Company, which might affect the validity or enforceability of this Agreement or the Documents or which involves the Company and which if adversely determined, could reasonably be expected to have a material adverse effect on the Company.

         I. Commission Filings. The Company has properly and timely filed with the Commission all reports, proxy statements, forms and other documents required to be filed with the Commission under the Securities Act and the Exchange Act since January 1, 2002 (the "Commission Filings"). As of their respective dates,
(i) the Commission Filings complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the Commission promulgated thereunder applicable to such Commission Filings, and (ii) none of the Commission Filings contained at the time of their filing any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Commission Filings, as of the dates of such documents, were true and complete in all material respects and complied with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto, have

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been prepared in accordance with generally accepted accounting principles in the
United States ("GAAP") (except in the case of the unaudited statements, as permitted by Form 10-Q under the Exchange Act) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly presented the consolidated financial position of the Company and its material subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments that in the aggregate are not material and to any other adjustment described therein).

         J. Securities Law Matters. Assuming the accuracy of the representations and warranties of Shaar set forth in Section II hereof, the Exchange is exempt from (i) the registration and prospectus delivery requirements of the Securities Act and the rules and regulations of the Commission thereunder and (ii) the registration and/or qualification provisions of all applicable state securities and "blue sky" laws. The Company acknowledges and agrees that, based upon advice received from its legal counsel after such counsel reviewed certain SEC "No-Action" letters which it deemed relevant, the Securities acquired by Shaar, for the purposes of and pursuant to Rule 144(d)(3)(i) of the Act, shall be deemed to have been acquired at the same time as the securities exchanged by Shaar in connection with the transactions contemplated hereby were acquired, and that the Conversion Shares shall be deemed, by reason of Rule 144(d)(3)(ii) of the Act, to have been acquired at the same time as the securities surrendered by Shaar in connection with the transactions contemplated hereby were acquired and that upon issuance of such Conversion Shares, Shaar shall be entitled to immediately sell such Conversion Shares under Rule 144. In the event Shaar is prohibited from publicly selling any Conversion Shares, the Company shall promptly use its commercially reasonable efforts to register such Conversion Shares pursuant to an effective registration statement permitting their resale under the Act. The Company shall not directly or indirectly take, and shall not permit any of its directors, officers or Affiliates directly or indirectly to take, any action (including, without limitation, any offering or sale to any person or entity of the Securities) so as to make unavailable the exemption from Securities Act registration being relied upon by the Company for the offer and sale to Shaar of the Securities (and the Conversion Shares) as contemplated by this Agreement. No form of general solicitation or advertising has been used or authorized by the Company or any of its officers, directors or affiliates in connection with the offer or sale of the Securities (and the Conversion Shares) as contemplated by this Agreement or any other agreement to which the Company is a party.

         K. Dividends. The timely payment of (i) dividends on the Series I Preferred Stock as specified in the Series I Certificate of Designation and (ii) interest on the outstanding principal amount of the Convertible Note, is not prohibited by the Certificate of Incorporation or By-Laws of the Company or any agreement, contract, documents or other undertaking to which the Company is a party.

         L. No Misrepresentation. No representation or warranty of the Company contained in this Agreement, any schedule, annex or exhibit hereto or any agreement, instrument or certificate furnished by the Company to Shaar pursuant to this Agreement, contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, not misleading.

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         M. Finder's Fee. There is no finder's fee, brokerage commission or like payment incurred by the Company in connection with the transactions contemplated by this Agreement for which Shaar is liable or responsible.


                    IV. CERTAIN COVENANTS AND ACKNOWLEDGMENTS

         A. Restrictive Legend. Shaar acknowledges and agrees that, upon issuance pursuant to this Agreement, the certificates representing the Series I Preferred Stock shall have endorsed thereon a legend in substantially the following form (and a stop-transfer order may be placed against transfer of the Series I Preferred Stock until such legend has been removed):

         "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND ARE BEING OFFERED AND SOLD PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR SUCH OTHER LAWS."

         B. Filings. The Company shall make all necessary Commission Filings and "blue sky" filings required to be made by the Company in connection with the sale of the Securities to Shaar as required by all applicable laws, and shall provide a copy thereof to Shaar promptly after such filing.

         C. Reporting Status. So long as Shaar beneficially owns any of the Securities, the Company shall timely file all reports required to be filed by it with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended.

         D. Listing. Except to the extent the Company lists its Common Stock on The New York Stock Exchange, the Nasdaq National Market System or the American Stock Exchange (in which case it will use its commercially reasonable efforts to maintain such listing), the Company shall use its commercially reasonable efforts to maintain the eligibility of the Common Stock on the OTCBB. If the Common Stock is no longer eligible to be traded on the OTCBB, the Company will use its commercially reasonable efforts to list the Common Stock on the most liquid national securities exchange or quotation system that the Common Stock is qualified to be listed or traded on.

         E. Information. Each of the parties hereto acknowledges and agrees that Shaar shall not be provided with, nor be given access to, any material non-public information relating to the Company.

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         F.  Accounting and Reserves.  The Company shall maintain a standard and uniform system of accounting and shall keep proper books and records and accounts in which full, true and correct entries shall be made of its transactions, all in accordance with GAAP applied on a consistent basis through all periods, and shall set aside on such books for each fiscal year all such proper reserves for depreciation, obsolescence, amortization, bad debts and other purposes in connection with its operations as are required by such principles so applied.

         G. Press Release. Following the consummation of the transactions contemplated hereby, if the Company determines that disclosure thereof is required by law, the Company shall, with the prior review and consent of Shaar, which consent shall not be unreasonably withheld, issue a press release concerning said transactions.

         H. Fees. The Company shall pay all legal fees and expenses incurred by Shaar in connection with preparation and negotiation of all documents and instruments for the transactions contemplated hereby.

         I. Reserved Shares. The Company shall at all times from and after the date hereof shall maintain a sufficient number of shares of Common Stock, duly and validly authorized and reserved for issuance to satisfy the conversion of the Securities and the Warrants; provided, that, in no event shall the number of shares reserved for such issuance be less than the greater of (a) 75,000,000 and
(b) 115% of the number of shares necessary for the full conversion of the Securities and the Warrants. In addition to such other remedies as shall be available to Shaar hereunder, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase the number of authorized but unissued shares of Common Stock to the number of shares required hereby, including without limitation, using its best efforts to obtain the requisite stockholder approval necessary to increase the number of authorized shares of the Company's Common Stock.

                 V. SURVIVAL; INDEMNIFICATION; OTHER AGREEMENTS

         A. The representations and warranties made by each of the Company and Shaar in this Agreement, the annexes, schedules and exhibits hereto and in each instrument, agreement and certificate entered into and delivered by them pursuant to this Agreement, shall survive the consummation of the transactions contemplated hereby for a period of three (3) years after the full execution of this Agreement and all documents or instruments entered into in connection therewith. The covenants of the Company and Shaar shall survive the consummation of the transactions contemplated hereby. In the event of a breach or violation of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach or violation available to it under the provisions of this Agreement or otherwise, whether at law or in equity, irrespective of any investigation made by or on behalf of such party on or prior to the consummation of the transactions contemplated hereby.

         B. If (i) Shaar becomes involved in any capacity in any action, proceeding or investigation brought by any stockholder of the Company, in connection with or as a result of the consummation of the transactions contemplated by this Agreement or the Documents or if Shaar is impleaded in any such action, proceeding or investigation by any Person, or (ii) Shaar becomes involved in any capacity in any action, proceeding or investigation brought by the Commission, any self-regulatory organization or other body having jurisdiction, against or involving the Company or in connection with or as a

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result of the consummation of the transactions contemplated by this Agreement or the Documents or if Shaar is impleaded in any such action, proceeding or investigation by any Person, then in any such case, the Company hereby agrees to indemnify, defend and hold harmless Shaar from and against and in respect of all losses, claims, liabilities, damages or expenses resulting from, imposed upon or incurred by Shaar, directly or indirectly, and reimburse Shaar for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. In addition, the Company will reimburse Shaar for reasonable internal and overhead costs for the time of any officers or employees of Shaar devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearings, trials or pretrial matters, or otherwise with respect to inquiries, hearing, trials, and other proceedings relating to the subject matter of this Agreement or the Documents. The indemnification and reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise incur, shall extend upon the same terms and conditions to any Affiliates of Shaar who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of Shaar and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, Shaar, any such affiliate and any such person. The Company also agrees that neither Shaar nor any such Affiliate, partner, director, agent, employee or controlling person shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of this
Agreement or the Documents. Notwithstanding the foregoing, the provisions contained within this Section V shall not apply (i) to any action, proceeding, or investigation which is based on or relating to (A) Shaar's trading activities; (B) Shaar's violation of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation there under, including, but not limited to, Shaar's use of material non-public information; (C) actions which are not in compliance with any obligation of Shaar under this Agreement or the Documents, (D) any misrepresentation or fraud by Shaar in connection with the
consummation  of  the  transactions   contemplated  by  this  Agreement  or  the
Documents, or (ii) to any indemnity or undertaking by Shaar in favor of the Company in connection with any lost, stolen, or missing notes or certificates evidencing other securities.

         C. Notwithstanding anything contained herein to the contrary, except as specifically amended pursuant to this Agreement, the Series I Certificate of Designation, and the Convertible Note, the rights of Shaar and the obligations of the Company set forth in the Loan Documents (as such term is defined in the Convertible Note) shall continue in full force and effect.

         D. Commodore Advanced Sciences, Inc. ("CASI") hereby acknowledges and agrees that that certain Guaranty and Suretyship Agreement, dated June 13, 2001, between CASI and Shaar (the "Guaranty"), whereby CASI unconditionally guaranteed the prompt and timely payment by the Company of all of the Company's obligations under the Old Note as such Guaranty is amended and restated as of the date hereof to include the Convertible Note, remains in full force and effect and all obligations of the Company under the Convertible Note shall constitute "Obligations" under the Guaranty.

                                VI. GOVERNING LAW

         This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without regard to the conflicts of law principles of such state.

                         VII. SUBMISSION TO JURISDICTION

         Each of the parties hereto consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and the other
Documents. Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum or improper venue to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile. Each party hereto irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding in such courts by the mailing of copies of such process by certified or registered airmail at its address specified in Section XIII. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                           VIII. WAIVER OF JURY TRIAL

         TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER DOCUMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND OTHER DOCUMENTS. EACH PARTY HERETO (i) CERTIFIES THAT NEITHER OF THEIR RESPECTIVE REPRESENTATIVES, AGENTS OR ATTORNEYS HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (ii) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

                           IX. COUNTERPARTS; EXECUTION

         This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

                                   X. HEADINGS

         The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                                XI. SEVERABILITY

         In the event any one or more of the provisions contained in this Agreement or in the other Documents should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.


             XII. ENTIRE AGREEMENT; REMEDIES, AMENDMENTS AND WAIVERS

         This Agreement and the Documents constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing, by all parties. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

                                  XIII. NOTICES

         Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified mail, postage prepaid, or by a nationally recognized overnight courier service or by facsimile transmission, and shall be deemed given when so delivered personally or one (1) day after deposit with an overnight courier service, or, if mailed, three (3) days after the date of deposit in the United States mails or upon receipt if sent by facsimile, as follows:

                  A. if to the Company, to:

                           Commodore Applied Technologies, Inc.
                           150 East 58th Street, Suite 3238
                           New York, NY 10155
                           Attention: James M. DeAngelis
                           (212) 308-5800
                           (212) 753-0731 (Fax)

                           with a copy to:

                           McGuireWoods LLP
                           Bank of America Tower
                           50 North Laura Street, Suite 3300
                           Jacksonville, Florida 32202
                           Attention: Daniel Nunn, Esq.
                           (904) 798-2654
                           (904) 360-6339 (Fax)

                  B. if to Shaar, to:

                           The Shaar Fund, Ltd.
                           c/o SS&C Fund Services N.V.
                           Pareraweg 45
                           Curacao, Netherlands Antilles
                           Attention: Maarten Robberts
                           (599-9) 434-3562
                           (599-9) 434-3560 (fax)

                           with copies to:

                           Meltzer, Lippe, Goldstein & Breitstone, LLP
                           190 Willis Avenue
                           Mineola, NY 11501
                           Attention: Ira Halperin, Esq.
                           (516) 747-0300
                           (516) 747-0653 (Fax)

                           and:

                           Levinson Capital Management
                           350 Fifth Avenue, Suite 2210
                           New York, NY 10018
                           Attention: Samuel D. Levinson
                           (212) 244-3576
                           (212) 395-0059


         Any party may change the foregoing address by notice given pursuant to this Section XIII.

                                 XIV. ASSIGNMENT

         This Agreement shall not be assignable by either of the parties hereto prior to the Closing without the prior written consent of the other party, and any attempted assignment contrary to the provisions hereby shall be null and void; provided, however, that Shaar may assign its rights and obligations hereunder, in whole or in part, to any Affiliate of Shaar.

                            [SIGNATURE PAGE FOLLOWS.]

         In Witness Whereof, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

                                 COMMODORE APPLIED TECHNOLOGIES, INC.



                                 By: /s/ James M. DeAngelis
                                    -----------------------
                                 Name: James M. DeAngelis
                                 Title: Chief Financial Officer



                                 THE SHAAR FUND, LTD.

                                 By: SS&C Fund Services BVI


                                 By: /s/ Maarten Robberts
                                     --------------------
                                 Name:  Maarten Robberts
                                 Title:    Director


                                 By: /s/ Peter Ijsseling
                                     -------------------
                                 Name: Peter Ijsseling
                                 Title:   Director



ACKNOWLEDGED AND AGREED TO
FOR PURPOSES OF ARTICLE V., SECTION D ONLY

Commodore Advanced Sciences, Inc.

By: /s/ James M. DeAngelis
    ----------------------
Name: James M. DeAngelis

Title: Treasurer

                                                                       EXHIBIT A

                           CERTIFICATE OF DESIGNATION

                           CERTIFICATE OF DESIGNATION
                                       OF
                      SERIES I CONVERTIBLE PREFERRED STOCK
                                       OF
                      COMMODORE APPLIED TECHNOLOGIES, INC.

--------------------------------------------------------------------------------
                         Pursuant to Section 151 of the
                         General Corporation Law of the
                                State of Delaware
--------------------------------------------------------------------------------


         Commodore Applied Technologies, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies that the following resolutions were adopted by the Board of Directors of the Corporation on February 4, 2005 pursuant to authority of the Board of Directors as required by Section 151 of the General Corporation Law of the State of Delaware:

         RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (the "Board of Directors" or the "Board") in accordance with the provisions of its Certificate of Incorporation, the Board of Directors hereby authorizes a series of the Corporation's previously authorized Preferred Stock, par value $0.001 per share (the "Preferred Stock"), and hereby states the designation and number of shares, and fixes the relative rights, preferences, privileges, powers and restrictions thereof as follows:

         Series I Convertible Preferred Stock:

                                    ARTICLE 1
                                   DEFINITIONS

         The terms defined in this Article whenever used in this Certificate of Designation have the following respective meanings:

         (a) "Additional Capital Shares" has the meaning set forth in Section 6.1(c).

         (b) "Affiliate" has the meaning ascribed to such term in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

         (c) [reserved]

         (d) "Business Day" means a day other than Saturday, Sunday or any day on which banks located in the State of New York are authorized or obligated to close.

         (e) "Capital Shares" means the Common Shares and any other shares of any other class or series of capital stock, whether now or hereafter authorized and however designated, which have the right to participate in the distribution of earnings and assets (upon dissolution, liquidation or winding-up) of the Corporation.

         (f) [reserved]

         (g) "Common Shares" or "Common Stock" means shares of common stock, par value $ 0.001 per share, of the Corporation.

         (h) "Common Stock Issued at Conversion", when used with reference to the securities issuable upon conversion of the Series I Preferred Stock, means all Common Shares now or hereafter Outstanding and securities of any other class or series into which the Series I Preferred Stock hereafter shall have been changed or substituted, whether now or hereafter created and however designated.

         (i) "Conversion Date" means any day on which all or any portion of shares of the Series I Preferred Stock is converted in accordance with the provisions hereof.

         (j)   "Conversion   Notice"  means  a  written   notice  of  conversion
substantially in the form annexed hereto as Annex I.

         (k) "Conversion Price" has the meaning set forth in Section 6.1.

         (l) "Corporation" means Commodore Applied Technologies, Inc., a Delaware corporation, and any successor or resulting corporation by way of merger, consolidation, sale or exchange of all or substantially all of the Corporation's assets, or otherwise.

         (m) "Current Market Price" means on any date of determination the closing bid price of a Common Share on such day as reported on the OTC Bulletin Board ("OTCBB"); provided, if such security is not listed or admitted to trading on the OTCBB, as reported on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the closing bid price of such security on the over-the-counter market on the day in question as reported by Bloomberg LP, or a similar generally accepted reporting service, as the case may be.

         (n) "Default Dividend Rate" is equal to the Dividend Rate, plus an additional 4% per annum.

         (o) "Dividend Period" means the quarterly period commencing on and including the Issue Date or, if a dividend has previously been paid, the day after the immediately preceding Dividend Payment Due Date and ending on and including the immediately subsequent Dividend Payment Due Date.

         (p) "Dividend Payment Due Date" means February 15, May 15, August 15 and November 15 of each year.

         (q) "Dividend Rate" means 10% per annum, computed on the basis of a 360-day year.

         (r) [reserved]

         (s) "Holder" means The Shaar Fund Ltd., any successor thereto, or any Person or Persons to whom the Series I Preferred Stock is subsequently transferred in accordance with the provisions hereof.

         (t) "Issue Date" means, as to any share of Series I Preferred Stock, the date of issuance of such share.

         (u) "Junior Securities" means all capital stock of the Corporation except for the Series I Preferred Stock.

         (v) "Liquidation Preference" means, with respect to a share of the Series I Preferred Stock, an amount equal to the sum of (i) the Stated Value thereof, plus (ii) an amount equal to 30% of such Stated Value, plus (iii) the aggregate of all accrued and unpaid dividends (whether or not declared, whether or not there were funds legally available for the payment of dividends and whether or not a Dividend Payment Due Date has occurred since the last dividend payment) on such share of Series I Preferred Stock through the date of the payment of the Liquidation Preference; provided that, in the event of an actual liquidation, dissolution or winding up of the Corporation, the amount referred to in clause (iii) above shall be calculated by including accrued and unpaid dividends to the actual date of such liquidation, dissolution or winding up, rather than the Dividend Payment Due Date referred to above.

         (w) [reserved]

         (x) "Market Price" means the average of the closing bid prices of one Common Share, as reported on the OTCBB or the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, for the ten Trading Days prior to a Conversion Date; provided, if such security is not quoted or listed or admitted to trading on any national securities exchange or quotation system, the Market Price shall be the average closing bid prices of such security on the over-the-counter market, as reported by Bloomberg LP, or a similar generally accepted reporting service, for the ten Trading Days prior to a Conversion Date.

         (y) [reserved]

         (z) "Outstanding", when used with reference to Common Shares or Capital Shares (collectively, "Shares"), means, on any date of determination, all issued and outstanding Shares, and includes all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that any such Shares directly or indirectly owned or held by or for the account of the Corporation or any Subsidiary of the Corporation shall not be deemed "Outstanding" for purposes hereof.

         (aa) "Person" means an individual, a corporation, a partnership, an association, a limited liability company, an unincorporated business organization, a trust or other entity or organization, and any government or political subdivision or any agency or instrumentality thereof.

         (bb) [reserved]

         (cc) "Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of March 15, 2000, between the Corporation and The Shaar Fund Ltd. as amended.

         (dd) "SEC" means the United States Securities and Exchange Commission.

         (ee) "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as in effect at the time.

         (ff) "Series I Preferred Shares" or "Series I Preferred Stock" means the shares of Series I Convertible Preferred Stock of the Corporation or such other convertible preferred stock of the Corporation as may be exchanged therefor.

         (gg) "Stated Value" has the meaning set forth in Article 2.

         (hh) "Subsidiary" means any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are owned directly or indirectly by the Corporation.

         (ii) "Trading Day" means any day on which (a) purchases and sales of securities authorized for quotation on the OTCBB or the over the counter market are reported thereon, (b) no event which results in a material suspension or limitation of trading of the Common Shares on the OTCBB or the over the counter market has occurred and (c) at least one bid for the trading of Common Shares is reported on the OTCBB or the over the counter market.

         (jj) "Valuation Event" has the meaning set forth in Section 6.1.

         (kk) "Valuation Period" means the period of ten Trading Days immediately preceding the (a) Conversion Date or (b) in the case of a Valuation Period utilized for the purpose of Section 4(a)(iii) hereof, the date of payment of a dividend in Common Stock; provided, however, that if a Valuation Event occurs during a Valuation Period on a date less than five Trading Days before the Conversion Date, the Valuation Period shall be extended until the date five Trading Days after the occurrence of the Valuation Event.

         All references to "cash" or "$" herein mean currency of the United States of America.

                                    ARTICLE 2
                             DESIGNATION AND AMOUNT

         The designation of this series, which consists of 550,000 shares of Preferred Stock, shall be Series I Convertible Preferred Stock (the "Series I Preferred Stock") and the stated value shall be $10 per share (the "Stated Value").

                                    ARTICLE 3
                                      RANK

         The Series I Preferred Stock shall rank prior to any other capital stock of the Corporation.

                                    ARTICLE 4
                                    DIVIDENDS

         (a) (i) The Holder shall be entitled to receive, out of funds legally available for the payment of dividends, dividends at the Dividend Rate on the
Stated Value of each share of Series I Preferred Stock on and as of each Dividend Payment Due Date with respect to each Dividend Period; provided, however, that if any dividend is not paid in full on any Dividend Payment Due Date, dividends shall thereafter accrue and be payable at the Default Dividend Rate on the Stated Value of each share of Series I Preferred Stock until all accrued dividends are paid in full. Dividends on the Series I Preferred Stock shall be cumulative from the date of issue, whether or not declared for any reason, including if such declaration is prohibited under any outstanding indebtedness or borrowings of the Corporation or any of its Subsidiaries, or any other contractual provision binding on the Corporation or any of its Subsidiaries, and whether or not there shall be funds legally available for the payment thereof.

         (ii) Each dividend shall be payable in equal quarterly amounts on each Dividend Payment Due Date, commencing May 15, 2005, to the Holders of record of shares of the Series I Preferred Stock, as they appear on the stock records of the Corporation at the close of business on such record date, not more than 60 days or less than 10 days preceding the payment dates thereof, as shall be fixed by the Board of Directors; provided, however, until February 14, 2006, dividends shall accrue but shall not be payable until February 15, 2006. Accrued and unpaid dividends for any past Dividend Period may be declared and paid at any time, without reference to any Dividend Payment Due Date, to Holders of record, not more than 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.

         (iii) Dividends due hereunder shall be payable in cash; provided, however, that at the option of the Corporation, such dividends shall be paid either (x) in cash or (y) through the issuance of duly and validly authorized and issued, fully paid and nonassessable, freely tradable shares of the Common Stock valued at the Market Price and registered for resale in the open market transactions on the Registration Statement (as defined in the Registration Rights Agreement), which Registration Statement shall then be effective under the Securities Act; provided, further, that if no funds are legally available for the payment of cash dividends on the Series I Preferred Stock, dividends shall be paid as provided in clause (y) above.

         (b) Except as provided in Section 4(d) hereof, the Holder shall not be entitled to any dividends in excess of the cumulative dividends, as herein provided, on the Series I Preferred Stock.

         (c) So long as any shares of the Series I Preferred Stock are outstanding, no dividends shall be declared or paid or set apart for payment or other distribution declared or made upon any Junior Securities, nor shall any Junior Securities be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of shares of Common Stock made for purposes of an employee incentive or benefit plan (including a stock option plan) of the Corporation or any Subsidiary) for any consideration by the Corporation, directly or indirectly, nor shall any moneys be paid to or made available for a sinking fund for the redemption of any shares of any Junior Securities, unless in each case (i) the full cumulative dividends required to be paid in cash on all outstanding shares of the Series I Preferred Stock shall have been paid or set apart for payment for all past Dividend Periods with respect to the Series I Preferred Stock and (ii) sufficient funds shall have been paid or set apart for the payment of the dividend for the current Dividend Period with respect to the Series I Preferred Stock.

         (d) If the Corporation shall at any time or from time to time after the Issue Date declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Corporation or any of its Subsidiaries by way of dividend or spin-off) on shares of its Common Stock, then, and in each such case, in addition to the dividend obligation of the Corporation specified in Section 4(a) hereof, the Corporation shall declare, order, pay and make the same dividend or distribution to each Holder of Series I Preferred Stock as would have been made with respect to the number of Common Shares the Holder would have received had it converted all of its Series I Preferred Shares.

                                    ARTICLE 5
              LIQUIDATION PREFERENCE; MERGERS, CONSOLIDATIONS, ETC.

         (a) If the Corporation shall commence a voluntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law, or consent to the entry of an order for relief in an involuntary case under any law or to the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the Federal bankruptcy laws or any other applicable Federal or state bankruptcy, insolvency or similar law resulting in the appointment of a receiver, liquidator, assignee, custodian, trustee or sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order shall be unstayed and in effect for a period of 30 consecutive days and, on account of any such event, the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up, no distribution shall be made to the holders of any shares of capital stock of the Corporation upon liquidation, dissolution or winding-up unless prior thereto, the Holders of shares of Series I Preferred Stock, subject to this Article 5, shall have received the Liquidation Preference with respect to each share.

         (b) In case the Corporation shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another Person (where the Corporation is not the survivor or where there is a change in or distribution with respect to the Common Stock of the Corporation), sell, convey, transfer or otherwise dispose of all or substantially all its property, assets or business to another Person, or effectuate a transaction or series of related transactions in which more than 50% of the voting power of the Corporation is disposed of (each, a "Fundamental Corporate Change") and, pursuant to the terms of such Fundamental Corporate Change, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation ("Other Property"), are to be received by or distributed to the holders of Common Stock of the Corporation, then each Holder of Series I Preferred Stock shall have the right thereafter, at its sole option, either (x) to require the Corporation to deem such Fundamental Corporate Change to be a liquidation, dissolution or winding up of the Corporation pursuant to which the Corporation shall be required to distribute, upon consummation of and as a condition to, such Fundamental Corporate Change an amount equal to 105% of the Liquidation Preference with respect to each outstanding share of Series I Preferred Stock, (y) to receive the number of shares of common stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and Other Property as is receivable upon or as a result of such Fundamental Corporate Change by a holder of the number of shares of Common Stock into which such Series I Preferred Stock may be converted at the Conversion Price applicable immediately prior to such Fundamental Corporate Change or (z) require the Corporation, or such successor, resulting or purchasing corporation, as the case may be, to, without benefit of any additional consideration therefore, to execute and deliver to the Holder shares of its Preferred Stock with substantial identical rights, preferences, privileges, powers, restrictions and other terms as the Series I Preferred Stock equal to the number of shares of Series I Preferred Stock held by such Holder immediately prior to such Fundamental Corporate Change; provided, that all Holders of Series I Preferred Stock shall be deemed to elect the option set forth in clause (x) above if at least a majority in interest of such Holders elect such option. For purposes of this Section 5(b), "common stock of the successor or acquiring corporation" shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 5(b) shall similarly apply to successive Fundamental Corporate Changes.

                                    ARTICLE 6
                          CONVERSION OF PREFERRED STOCK

         Section 6.1 Conversion; Conversion Price

         At the option of the Holder, the shares of Series I Preferred Stock may be converted, either in whole or in part, into Common Shares (calculated as to each such conversion to the nearest 1/100th of a share) at any time and from time to time at a conversion price per share of Common Stock (the "Conversion Price") equal to the lesser of (i) $.0285 (subject to adjustment for any stock-split or stock combination to occur after the date hereof) or (ii) the Market Price; provided, if such security is not quoted or listed or admitted to trading on the OTCBB or any national securities exchange for any reason, then any remaining unconverted Series I Preferred Stock may be converted, at the sole option of the Holder, at a Conversion Price per share of Common Stock equal to 50% of the Market Price. At the Corporation's option, the amount of accrued and unpaid dividends as of the Conversion Date shall not be subject to conversion but instead may be paid in cash as of the Conversion Date; if the Corporation elects to convert the amount of accrued and unpaid dividends at the Conversion Date into Common Stock, the Common Stock issued to the Holder shall be valued at the applicable Conversion Price.

         The number of shares of Common Stock due upon conversion of Series I Preferred Stock shall be (i) the number of shares of Series I Preferred Stock to be converted, multiplied by (ii) the Stated Value plus accrued and unpaid dividends (whether or not declared, whether or not there were funds legally available for the payment of dividends and whether or not a Dividend Payment Due Date has occurred since the last dividend payment), to the extent the Corporation does not elect to pay, and pay, accrued and unpaid dividends in cash, and divided by (iii) the applicable Conversion Price.

         Within two Business Days of the occurrence of a Valuation Event, the Corporation shall send notice thereof to each Holder. Notwithstanding anything to the contrary contained herein, if a Valuation Event occurs during any Valuation Period, the Holder may convert some or all of its Series I Preferred Stock, at its sole option, at a Conversion Price equal to the Current Market Price on any Trading Day during the Valuation Period.

         For purposes of this Section 6.1, a "Valuation Event" shall mean an event in which the Corporation takes any of the following actions:

         (a) subdivides or combines its Capital Shares;

         (b) makes any distribution on its Capital Shares;

         (c) issues any additional Capital Shares (the "Additional Capital Shares"), otherwise than as provided in the foregoing Sections 6.1(a) and 6.1(b) above, at a price per share less, or for other consideration lower, than the Current Market Price in effect immediately prior to such issuances, or without consideration, except for issuances under (A) employee benefit plans consistent with those presently in effect, (B) presently outstanding warrants, options or convertible securities and (C) in connection with an acquisition or merger where the Board of Directors of the Corporation determines in good faith that such Additional Capital Shares are not being issued for consideration lower than the Current Market Price on the date of such issuance;

         (d) issues any warrants, options or other rights to subscribe for or purchase any Additional Capital Shares if the price per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the Current Market Price on the date of such issuance;

         (e) issues any securities convertible into or exchangeable or exercisable for Additional Capital Shares if the consideration per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to the terms of such convertible, exchangeable or exercisable securities shall be less than the Current Market Price on the date of such issuance;

         (f) announces or effects a Fundamental Corporate Change;

         (g) makes any distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for the payment of dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Corporation's assets (other than under the circumstances provided for in the foregoing Sections 6.1(a) through 6.1(e)); or

         (h) takes any action affecting the number of Outstanding Capital Shares, other than an action described in any of the foregoing Sections 6.1(a) through 6.1(g) hereof, inclusive, which in the opinion of the Holder, determined in good faith, would have a material adverse effect upon the rights of the Holder at the time of a conversion of the Preferred Stock or is reasonably likely to result in a decrease in the Market Price.

         Section 6.2 Exercise of Conversion Privilege

         (a) Conversion of the Series I Preferred Stock may be exercised, in whole or in part, by the Holder by transmitting via facsimile an executed and completed Conversion Notice to the Corporation. Each date on which a Conversion Notice is transmitted via facsimile to the Corporation in accordance with the provisions of this Section 6.2 shall constitute a Conversion Date. The Corporation shall convert the Preferred Stock and issue the Common Stock Issued at Conversion, and all voting and other rights associated with the beneficial ownership of the Common Stock Issued at Conversion shall vest with the Holder, effective as of the Conversion Date at the time specified in the Conversion Notice. The Conversion Notice also shall state the name or names (with addresses) of the Persons who are to become the holders of the Common Stock Issued at Conversion in connection with such conversion. As promptly as practicable after the receipt of the Conversion Notice as aforesaid, but in any event not more than five Business Days after the Corporation's receipt of such Conversion Notice, the Corporation shall (i) issue the Common Stock issued at Conversion in accordance with the provisions of this Article 6, and (ii) utilize the DWAC system or cause to be mailed for delivery by overnight courier to the Holder (x) a certificate or certificate(s) representing the number of Common Shares to which the Holder is entitled by virtue of such conversion, (y) cash, as provided in Section 6.3, in respect of any fraction of a Common Share issuable upon such conversion and (z) if the Corporation chooses to pay accrued and unpaid dividends in cash, cash in the amount of accrued and unpaid dividends as of the Conversion Date. Such conversion shall be deemed to have been effected at the time at which the Conversion Notice indicates and at such time the rights of the Holder of the Preferred Stock with regard to the Series I Preferred Stock so converted, as such, shall cease and the Person or Persons in whose name or names the Common Stock Issued at Conversion shall be issuable shall be deemed to have become the holder or holders of record of the Common Shares represented thereby and all voting and other rights associated with the beneficial ownership of such Common Shares shall at such time vest with such Person or Persons. The Conversion Notice shall constitute a contract between the Holder and the Corporation, whereby the Holder shall be deemed to subscribe for the number of Common Shares which it will be entitled to receive upon such conversion and, in payment and satisfaction of such subscription (and for any cash adjustment to which it is entitled pursuant to Section 6.3), to surrender the Series I Preferred Stock and to release the Corporation from all liability thereon. No cash payment aggregating less than $1.00 shall be required to be given unless specifically requested by the Holder.

         (b) If, at any time (i) the Corporation challenges, disputes or denies the right of the Holder hereof to effect the conversion of the Series I Preferred Stock into Common Shares or otherwise dishonors or rejects any Conversion Notice delivered in accordance with this Section 6.2 or (ii) any third party commences any lawsuit or proceeding or otherwise asserts any claim before any court or public or governmental authority which seeks to challenge, deny, enjoin, limit, modify, delay or dispute the right of the Holder hereof to effect the conversion of the Series I Preferred Stock into Common Shares (a "Blockage Claim"), and such Blockage Claim shall remain in effect and not be resolved for a period of more than 90 days, then the Holder shall have the right, by written notice to the Corporation, to require the Corporation promptly to redeem the Series I Preferred Stock for cash at a redemption price equal to 100% of the Stated Value thereof together with all accrued and unpaid dividends (whether or not declared, whether or not there were funds legally available for the payment of dividends and whether or not a Dividend Payment Due Date has occurred since the last dividend payment) thereon (the "Mandatory Purchase Amount"). Under any of the circumstances set forth above, the Corporation shall be responsible for the payment of all costs and expenses of the Holder, including reasonable legal fees and expenses, as and when incurred in disputing any such action or pursuing its rights hereunder (in addition to any other rights of the Holder).

         (c) The Holder shall be entitled to exercise its conversion privilege notwithstanding the commencement of any case under 11 U.S.C. ss. 101 et seq. (the "Bankruptcy Code"). In the event the Corporation is a debtor under the Bankruptcy Code, the Corporation hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. ss. 362 in respect of the Holder's conversion privilege. The Corporation agrees, without cost or expense to the Holder, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. ss. 362.

         Section 6.3 Fractional Shares

         No fractional Common Shares or scrip representing fractional Common Shares shall be issued upon conversion of the Series I Preferred Stock. Instead of any fractional Common Shares which otherwise would be issuable upon conversion of the Series I Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction.

         Section 6.4 Adjustments to Conversion Price

         Except with respect to issuances of Capital Shares in connection with an acquisition or merger where the Board of Directors of the Corporation determines in good faith that such Capital Shares are not being issued for consideration lower than the Current Market Price on the date of such issuance, for so long as any shares of the Series I Preferred Stock are outstanding, if the Corporation issues and sells (A) Common Shares at a purchase price on the date of issuance thereof that is lower than the Conversion Price, (B) warrants or options with an exercise price on the date of issuance thereof that is lower than the Conversion Price for the Holder on such date, except for warrants or options issued pursuant to employee benefit plans consistent with those presently in effect, employee stock option agreements or stock incentive agreements of the Corporation, or (C) convertible, exchangeable or exercisable securities with a right to exchange at lower than the Current Market Price on the date of issuance or conversion, as applicable, of such convertible, exchangeable or exercisable securities, except for stock option agreements or stock incentive agreements, then on any date on which the Conversion Price shall be determined, the Conversion Price shall be reduced by an amount equal to the amount by which the purchase price, exercise price or exchange price, as applicable, is lower than the Conversion Price or Current Market Price, as applicable, multiplied by a fraction the denominator of which is $3,953,020 or such lesser amount equal to (A) the number of shares of Series I Preferred Stock outstanding at the time of the adjustment, multiplied by (B) the Stated Value and the numerator of which is the sum of (A) the aggregate number of (i) Common Shares, in the case of (A) above, (ii) Common Shares into which the warrants or options are exchangeable into, in the case of (B) above, or (iii) equity securities into which the convertible or exchangeable securities are exercisable into, in the case of (C) above, multiplied by (B) the Conversion Price, in each case, with a maximum adjustment equal to the applicable discount triggering such adjustment pursuant to this Section 6.4.

         Section 6.5 [reserved]

         Section 6.6 [reserved]

         Section 6.7 [reserved]

         Section 6.8 [reserved]

         Section 6.9 Certain Conversion Limitations

         (a) Notwithstanding anything herein to the contrary, the Holder shall not have the right, and the Corporation shall not have the obligation, to convert all or any portion of the Series I Preferred Stock (and the Corporation shall not have the right to pay dividends on the Series I Preferred Stock in shares of Common Stock, but such dividends shall continue to accrue until payment thereof in shares of Common Stock will not violate the terms hereof) if and to the extent that the issuance to the Holder of shares of Common Stock upon such conversion (or payment of dividends) would result in the Holder being deemed the "beneficial owner" of more than 5% of the then Outstanding shares of Common Stock within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. If any court of competent jurisdiction shall determine that the foregoing limitation is ineffective to prevent a Holder from being deemed the beneficial owner of more than 5% of the then Outstanding shares of Common Stock, then the Corporation shall redeem so many of such Holder's shares (the "Redemption Shares") of Series I Preferred Stock as are necessary to cause such Holder to be deemed the beneficial owner of not more than 5% of the then Outstanding shares of Common Stock. Upon such determination by a court of competent jurisdiction, the Redemption Shares shall immediately and without further action be deemed returned to the status of authorized but unissued shares of Series I Preferred Stock, and the Holder shall have no interest in or rights under such Redemption Shares. Any and all dividends paid on or prior to the date of such determination shall be deemed dividends paid on the remaining shares of Series I Preferred Stock held by the Holder. Such redemption shall be for cash at a redemption price equal to the sum of (i) 100% of the Stated Value of the Redemption Shares and (ii) any accrued and unpaid dividends (whether or not declared, whether or not there were funds legally available for the payment of dividends and whether or not a Dividend Payment Due Date has occurred since the last dividend payment) to the date of such redemption.

         (b) Notwithstanding anything herein to the contrary, if and to the extent that, on any date (the "Section 16 Determination Date"), the holding by the Holder of shares of the Series I Preferred Stock would result in the Holder's becoming subject to the provisions of Section 16(b) of the Exchange Act in virtue of being deemed the "beneficial owner" of more than 10% of the then Outstanding shares of Common Stock, then the Holder shall not have the right, and the Corporation shall not have the obligation, to convert so many of such Holder's shares of Series I Preferred Stock (the "Section 16 Redemption Shares") as shall cause such Holder to be deemed the beneficial owner of more than 10% of the then Outstanding shares of Common Stock during the period ending 60 days after the Section 16 Determination Date. If any court of competent jurisdiction shall determine that the foregoing limitation is ineffective to prevent a Holder from being deemed the beneficial owner of more than 10% of the then Outstanding shares of Common Stock for the purposes of such Section 16(b), then the Corporation shall redeem the Section 16 Redemption Shares. Upon such determination by a court of competent jurisdiction, the Section 16 Redemption

Shares shall immediately and without further action be deemed returned to the status of authorized but unissued shares of Series I Preferred Stock, and the Holder shall have no interest in or rights under such Section 16 Redemption Shares. Any and all dividends paid on or prior to the date of such determination shall be deemed dividends paid on the remaining shares of Series I Preferred Stock held by the Holder. Such redemption shall be for cash at a redemption price equal to the sum of (i) 100% of the Stated Value of the Section 16 Redemption Shares and (ii) any declared and unpaid dividends to the date of such redemption.

                                    ARTICLE 7
                                  VOTING RIGHTS

         The Holders of the Series I Preferred Stock have no voting power, except as otherwise provided by the General Corporation Law of the State of Delaware (the "DGCL"), in this Article 7, and in Article 8 below.

         Notwithstanding the above, the Corporation shall provide each Holder of Series I Preferred Stock with prior notification of any meeting of the shareholders (and copies of all proxy materials and other information sent to shareholders). In the event of any taking by the Corporation of a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed liquidation, dissolution or winding up of the Corporation, the Corporation shall mail a notice thereof to each Holder at least 30 days prior to the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event, together with a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time.

         To the extent that under the DGCL the vote of the Holders of the Series I Preferred Stock, voting separately as a class or series as applicable, is required to authorize a given action of the Corporation, the affirmative vote or consent of the Holders of at least a majority of the outstanding shares of Series I Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of the outstanding shares of Series I Preferred Stock (except as otherwise may be required under the DGCL) shall constitute the approval of such action by the class. To the extent that under the DGCL Holders of the Series I Preferred Stock are entitled to vote on a matter with holders of Common Stock, voting together as one class, each share of Series I Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible using the record date for the taking of such vote of shareholders as the date as of which the Conversion Price is calculated. Holders of the Series I Preferred Stock shall be entitled to notice of all shareholder meetings or written consents (and copies of all proxy materials and other information sent to shareholders) with respect to which they would be entitled to vote, which notice would be provided pursuant to the Corporation's bylaws and the DGCL.

                                    ARTICLE 8
                              PROTECTIVE PROVISIONS

         So long as shares of Series I Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided in the DGCL) of the Holders of at least a majority of the then outstanding shares of Series I Preferred Stock:

         (a) alter or change the rights, preferences or privileges of the Series I Preferred Stock;

         (b) create any new class or series of capital stock having a preference over the Series I Preferred Stock as to distribution of assets upon liquidation, dissolution or winding up of the Corporation ("Senior Securities") or alter or change the rights, preferences or privileges of any Senior Securities so as to affect adversely the Series I Preferred Stock;

         (c) increase the authorized number of shares of Series I Preferred Stock; or

         (d) do any act or thing not authorized or contemplated by this Certificate of Designation which would result in taxation of the Holders of shares of the Series I Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code of 1986, as hereafter from time to time amended).

         In the event Holders of least a majority of the then outstanding shares of Series I Preferred Stock agree to allow the Corporation to alter or change the rights, preferences or privileges of the shares of Series Preferred Stock, pursuant to subsection (a) above, so as to affect the Series I Preferred Stock, then the Corporation will deliver notice of such approved change to the Holders of the Series Preferred Stock that did not agree to such alteration or change (the "Dissenting Holders") and Dissenting Holders shall have the right for a period of 30 days to convert pursuant to the terms of this Certificate of Designation as in effect prior to such alteration or change or to continue to hold their shares of Series I Preferred Stock.

         Notwithstanding anything to the contrary herein, if at any time the Corporation shall "spin-off" certain of its assets or businesses by transferring, directly or indirectly, such assets or businesses to a Subsidiary of the Corporation ("Spinco") and making a dividend (the "Spin-off Dividend") to the Corporation's stockholders of the shares of capital stock of Spinco, then prior to making the Spin-off Dividend, the Corporation shall cause Spinco to issue to each Holder that number of shares of preferred stock of Spinco with substantially identical rights, preferences, privileges, powers, restrictions and other terms as the Series I Preferred Stock equal to the number of shares of Series I Preferred Shares held by such Holder immediately prior to the Spin-off Dividend.

                                    ARTICLE 9
                                  MISCELLANEOUS

         Section 9.1 Loss, Theft, Destruction of Preferred Stock

         Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of shares of Series I Preferred Stock and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of the Series I Preferred Stock, the Corporation shall make, issue and deliver, in lieu of such lost, stolen, destroyed or mutilated shares of Series I Preferred Stock, new shares of Series I Preferred Stock of like tenor. The Series I Preferred Stock shall be held and owned upon the express condition that the provisions of this Section 9.1 are exclusive with respect to the replacement of mutilated, destroyed, lost or stolen shares of Series I Preferred Stock and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without the surrender thereof.

         Section 9.2 Who Deemed Absolute Owner

         The Corporation may deem the Person in whose name the Series I Preferred Stock shall be registered upon the registry books of the Corporation to be, and may treat it as, the absolute owner of the Series I Preferred Stock for the purpose of receiving payment of dividends on the Series I Preferred Stock, for the conversion of the Series I Preferred Stock and for all other purposes, and the Corporation shall not be affected by any notice to the contrary. All such payments and such conversion shall be valid and effectual to satisfy and discharge the liability upon the Series I Preferred Stock to the extent of the sum or sums so paid or the conversion so made.

         Section 9.3 Fundamental Corporate Change

         In the case of the occurrence of any Fundamental Corporate Change described in Section 5(b), the Corporation shall cause to be mailed to the Holder of the Series I Preferred Stock at its last address as it appears in the Corporation's security registry, at least 20 days prior to the applicable record, effective or expiration date specified in connection therewith (or, if such 20 days notice is not possible, at the earliest possible date prior to any such record, effective or expiration date), a notice stating (x) the date on which a record is to be taken for the purpose of such corporate action, or if a record is not to be taken, the date as of which the Holders of record of Series I Preferred Stock to be entitled to any dividend, distribution, issuance or granting of rights, options or warrants are to be determined or the date on which such Fundamental Corporate Change is expected to become effective, and (y) the date as of which it is expected that Holders of record of Series I Preferred Stock will be entitled to exchange their shares for securities, cash or other property deliverable upon such Fundamental Corporate Change.

         Section 9.4 Register

         The Corporation shall keep at its principal office a register in which the Corporation shall provide for the registration of the Series I Preferred Stock. Upon any transfer of the Series I Preferred Stock in accordance with the provisions hereof, the Corporation shall register such transfer on the register of Series I Preferred Stock.

         Section 9.5 Withholding

         To the extent required by applicable law, the Corporation may withhold amounts for or on account of any taxes imposed or levied by or on behalf of any taxing authority in the United States having jurisdiction over the Corporation from any payments made pursuant to the Series I Preferred Stock.

         Section 9.6 Headings

         The headings of the Articles and Sections of this Certificate of Designation are inserted for convenience only and do not constitute a part of this Certificate of Designation.

         Section 9.7 Severability

         If any provision of this Certificate of Designation, or the application thereof to any person or entity or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision, and (ii) the remainder of this Certificate of Designation and the application of such provision to other persons, entities or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be signed by its duly authorized officers on April 12, 2005.


                                  COMMODORE APPLIED TECHNOLOGIES, INC.


                                  By: /s/ Shelby T. Brewer
                                      --------------------
                                  Name:  Shelby T. Brewer
                                  Title: Chairman and Chief Executive Officer

                                  By: /s/ James M. DeAngelis
                                      ----------------------
                                  Name:  James M. DeAngelis
                                  Title:   Senior V.P.,
                                  Chief Financial Officer

                                     ANNEX I

                            FORM OF CONVERSION NOTICE



 TO: Commodore Applied Technologies, Inc.
        150 East 58th Street
        Suite 3238
        New York, NY 10155

         The undersigned owner of this Series I Convertible Preferred Stock (the "Series I Preferred Stock") issued by Commodore Applied Technologies, Inc. (the "Corporation") hereby irrevocably exercises its option to convert __________ shares of the Series I Preferred Stock into shares of the common stock, par value $0.001 per share ("Common Stock"), of the Corporation in accordance with the terms of the Certificate of Designation. The undersigned hereby instructs the Corporation to convert the number of shares of the Series I Preferred Stock specified above into Shares of Common Stock Issued at Conversion in accordance with the provisions of Article 6 of the Certificate of Designation. The undersigned directs that the Common Stock issuable and certificates therefore deliverable upon conversion and the recertificated Series I Preferred Stock, if any, not being surrendered for conversion hereby, together with any check in payment for fractional Common Stock, be issued in the name of and delivered to the undersigned unless a different name has been indicated below. All capitalized terms used and not defined herein have the respective meanings assigned to them in the Certificate of Designation. So long as the Series I Preferred Stock shall have been surrendered for conversion hereby, the conversion pursuant hereto shall be deemed to have been effected at the date and time specified below, and at such time the rights of the undersigned as a Holder of the Series I Preferred Stock shall cease and the Person or Persons in whose name or names the Common Stock Issued at Conversion shall be issuable shall be deemed to have become the holder or holders of record of the Common Shares represented thereby and all voting and other rights associated with the beneficial ownership of such Common Shares shall at such time vest with such Person or Persons.

Date and time:_________________________


-------------------------------
            Signature

Fill in for registration of Series I Preferred Stock:

----------------------------------------

----------------------------------------

----------------------------------------
Please print name and address (including zip code number)

                                                                       EXHIBIT B

                            SECURED CONVERTIBLE NOTE

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE BORROWER THAT SUCH REGISTRATION IS NOT REQUIRED.

Issue Date: April 12, 2005                       Principal Amount: US $5,100,733

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                            CONVERTIBLE SECURED NOTE

         THIS CONVERTIBLE SECURED NOTE (this "Note") is issued in favor of The Shaar Fund, Ltd. (the "Holder") pursuant to the terms of that certain Exchange Agreement, dated as of April 12, 2005 (together with all amendments, supplements, extensions, renewals, substitutions or other modifications thereof, and also together with all schedules, exhibits and attachments thereto, the "Exchange Agreement") by and between Commodore Applied Technologies, Inc. (the "Borrower") and the Holder. This Note is issued in exchange for that certain (i)
note issued by the Borrower on June 13, 2001, in the original principal amount of $500,000 (as amended and restated), which such note has an outstanding principal balance as of the date hereof of $3,279,585 ("Original Shaar Note"), in conjunction with a Security Agreement, as amended and restated ("Shaar Security Agreement"), by and among the Borrower, Commodore Advanced Sciences, Inc. ("CASI") and Holder, a Warrant ("Shaar Warrant"), issued to Holder, a Registration Rights Agreement ("Shaar Registration Rights agreement"), by and between the Borrower and Holder, and a Guaranty, as amended and restated ("Shaar Guaranty") by CASI in favor of Holder and (ii) Secured Promissory Note, initially issued by the Borrower on June 13, 2001 to Milford Capital & Management (or an affiliate thereof)("Milford"), in the original principal amount of Five Hundred Thousand Dollars ($500,000), which such Secured
Promissory Note has an outstanding principal balance as of the date hereof of One Hundred Eight-Eight Thousand One Hundred Forty-Nine Dollars ($188,149)(the "Milford Note"), together with all accrued and unpaid interest and unpaid fees and forbearance amounts on the Original Shaar Note and the Milford Note. The Milford Note was acquired by Holder from Milford pursuant to that certain Purchase Agreement, dated March 23, 2005. The Shaar Security Agreement, the Shaar Warrant, the Shaar Registration Rights Agreement, and the Shaar Guaranty are sometimes hereinafter collectively referred to as the "Loan Documents."

         FOR VALUE RECEIVED, the Borrower hereby promises to pay to the order of the Holder, its successors and assigns, at the office of the Holder c/o SS&C Fund Services N.V., Pareraweg 45, Curacao, Netherlands Antilles (or at such other address as the holder hereof may specify from time to time by written notice to the Borrower) on April 12, 2009 (the "Maturity Date"), the principal sum of Five Million One Hundred Thousand Seven Hundred Thirty-Three ($5,100,733) Dollars, or so much thereof as shall constitute the entire outstanding principal balance of the loans hereunder (the "Principal Balance"), together with interest on the unpaid Principal Balance outstanding from time to time at the rate of 10% per annum, compounded monthly. Interest shall be calculated on the basis of a 360 day year and paid for the actual number of days elapsed for any whole or partial month in which interest is being calculated. So long as any uncured Event of Default (hereinafter defined) exists hereunder, regardless of whether or not there has been an acceleration of the indebtedness evidenced hereby, and at all times after maturity of the indebtedness evidenced hereby (whether by acceleration or otherwise), interest shall accrue on the outstanding principal balance of this Note at a rate per annum equal to fourteen (14.0%) percent per annum, or if such increased rate of interest may not be collected under applicable law, then at the maximum rate of interest, if any, which may be collected from Borrower under applicable law

         On the Issue Date of this Note, the Principal Balance of this Note shall be Four Million Six Hundred Thousand Seven Hundred Thirty-Three ($4,600,733) Dollars. During the six (6) month period following the Issue Date of this Note, if both parties consent, which consent can be withheld by a party for any reason whatsoever, Holder will, from time to time, make advances to the Borrower under this Note in an aggregate principal amount of up to $500,000; provided, that at no time shall this Note have an outstanding Principal Balance more than $5,100,733. Disbursements of advances hereunder shall be made by wire transfer to an account designated in writing by Borrower to Holder, or otherwise in a manner agreed upon by Holder and the Borrower.

         Beginning on the Issue Date and for the twelve (12) month period thereafter (the "Deferral Period"), interest shall accrue on the principal amount of the Note outstanding from time to time. On April 12, 2006, the Borrower shall make a single lump sum payment to the Holder in an amount equal to all interest that accrued during the Deferral Period. Beginning May 15, 2006, and monthly thereafter on the 15th day of each month until the Maturity Date, the Borrower shall pay to the Holder all accrued and unpaid interest on the Principal Balance of the Note outstanding during the prior month. On the Maturity Date, the Borrower shall make a single lump sum payment to the Holder equal to the outstanding Principal Balance of the Note, together with all accrued and unpaid interest thereon. Each date that a payment hereunder is due shall be referred to as "Payment Date". All payments of principal and/or interest shall be paid no later than 3:00 p.m., New York City time on the dates set forth Above; provided, however, that the Borrower shall be entitled to a fifteen (15) day period ("Grace Period") in which to make each such payment (and interest shall accrue during such Grace Period at the rates per annum specified herein).

         Interest on the outstanding Principal Balance shall be payable in cash or shares of Common Stock, par value $0.001 per share, of the Borrower (the
"Common Stock" or "Common Shares") at the Borrower's option at the then applicable Conversion Price (as such term is defined in Section 5 below) and shall accrue commencing on the date hereof and shall continue until payment in full of the outstanding Principal Balance has been made. The Borrower shall only be permitted to issue shares of its Common Stock in payment of accrued interest if the shares to be issued are, as of the date of such issuance, are duly and validly authorized and issued, fully paid and nonassessable, freely tradable shares of the Common Stock, registered for resale in the open market transactions on a registration statement, which registration statement shall then be effective under the Securities Act of 1933, as amended (the "Act").

Notwithstanding the foregoing, at least ten (10) days prior to each Payment Date, the Borrower will send written notice to the Holder of the estimated interest amount to be paid on the Payment Date and the manner (cash or shares of Common Stock) in which such interest shall be paid. The interest so payable will be paid to the person in whose name this Note (or one or more predecessor Notes) is registered on the records of the Borrower regarding registration of the Note (the "Note Register"). Each such payment shall be made in lawful money of the United States of America by wire transfer of immediately available funds of the Borrower payable to Holder as follows:

Bank:             Bank of New York
Address:          350 5th Avenue, New York City, NY
ABA no.:          021-000-018
Account name:     Krieger and Prager LLP
Account no.:      637-1657965
Reference:        Shaar Fund - escrow


         or at such other address as the Holder shall from time to time indicate by written notice to the Borrower.

         This Note may not be prepaid, in whole or in part, prior to the Maturity Date.

         By acceptance of this Note, the Holder agrees that it will promptly deliver and surrender this Note to the Borrower upon full payment thereof (including interest and fees), and that it will promptly notify the Borrower of any disposition of the Note and of the name and address of the transferee of this Note. All of the agreements of the Borrower and the other terms of the Loan Documents and the Exchange Agreement are incorporated herein by reference as if the same were fully set forth in this Note. Terms used in this Note, but not otherwise defined shall have the meanings given to such terms in the Certificate of Designation of Series I Convertible Preferred Stock of the Borrower ("Series I Preferred Stock").

         This Note is subject to the following additional provisions:

         1. Events of Default. Any of the following events which occur and are continuing shall constitute an "Event of Default": (a) if the Borrower fails to make any payment of any principal or interest under this Note on a Payment Date, including the allowance for the Grace Period; (b) if a receiver, trustee or other such official is appointed for the Borrower, or if any proceedings are commenced by or against the Borrower under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law or statute of the federal government or any state government and, if such proceedings are instituted against the Borrower, and (i) the Borrower by any action or failure to act indicates his approval of, consent to or acquiescence therein; (ii) an order shall be entered approving the petition or granting relief in such proceeding or (iii) such proceeding remains undismissed, undischarged or unbonded for a period of forty-five (45) days; (c) except as hereinafter provided, if the Borrower breaches any covenant set forth in this Note or any of the Loan Documents and such breach is not cured within thirty

(30) days; (d) if Borrower voluntarily files for protection under any applicable bankruptcy or insolvency statutes; (e) if Borrower shall default under any obligations relating to (i) the Exchange Agreement, (ii) the shares of Series I Preferred Stock, (iii) the Securities Purchase Agreement entered into on March 15, 2000 with Holder, (iv) any warrants exercisable for Common Stock of the Borrower issued to or held by Holder, or (v) any existing Registration Rights Agreement to which Holder is a party; (f) any representation or warranty made or deemed made by a Borrower or any subsidiary of Borrower (a "Subsidiary") in any agreement between or among the Borrower and/or such Subsidiary and Holder, or which is contained in any certificate, document, opinion, financial or other statement furnished at any time under or in connection therewith, shall prove to have been incorrect in any material respect on or as of the date made or deemed made; (g) either Borrower or any Subsidiary shall: (i) fail to pay any material indebtedness, as the case may be, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise); or (ii) fail to perform or observe any material term, covenant or condition on its part to be performed or observed under any agreement or instrument relating to any such indebtedness, when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration of, after the giving of notice or passage of time, or both, the maturity of such indebtedness; or any such indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or (iii) fail to make any payment due under or otherwise fail to perform or observe any covenant or obligation contained in the Shaar Guaranty; (h) Borrower or any Subsidiary shall generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due; (i) there shall occur a loss, theft, damage or destruction of any material portion of the tangible assets of a Borrower or a Subsidiary for which there is either no insurance coverage or for which, in the reasonable opinion of Holder, there is insufficient insurance coverage; (j) other than as a result of or inaction on the part of the Holder, Holder shall fail to have a perfected first priority security interest in, except for the Patents in foreign jurisdictions, the Collateral (as defined in the Shaar Security Agreement); or (k) (i) the Borrower challenges, disputes or denies the right of the Holder hereof to effect the conversion of the Principal Balance or shares of Series I Preferred Stock or dividends thereon into Common Shares or otherwise dishonors or rejects any Conversion Notice delivered in accordance with Section 6 or (ii) any third party commences any lawsuit or proceeding or otherwise asserts any claim before any court or public or governmental authority which seeks to challenge, deny, enjoin, limit, modify, delay or dispute the right of the Holder hereof to effect the conversion of the Principal Balance or any accrued interest thereon, or shares of Series I Preferred Stock or dividends thereon, into Common Shares (a "Blockage Claim"), and such Blockage Claim shall remain in effect and not be resolved for a period of more than 90 days. Upon the occurrence of an Event of Default, the entire Principal Balance and all unpaid accrued interest of this Note shall, at the Holder's option, become immediately due and payable upon written notice thereof (other than in the case of an Event of Default described in clauses (b) and (d) above in which case the entire Principal Balance and accrued interest shall become immediately due and payable without any required written notice to the Borrower. Notwithstanding the foregoing, in the event of a violation of Section 1(g)(i) or (ii) above, such violation shall not result in an Event of Default hereunder and the Holder shall have no right to exercise the remedies set forth herein if (1) the Borrower has entered into a written agreement with the party to whom it is indebted, pursuant to which, such party agrees to forbear from exercising any remedy available to it under such indebtedness and (ii) such agreement remains in effect. The Borrower shall promptly provide the Holder with a copy of any such Forbearance Agreement and all amendments or modifications thereto.

         2. [Reserved]

         3. Covenants of Borrower. Borrower hereby covenants and agrees that it will promptly, upon becoming aware of the existence of any condition or event which constitutes an Event of Default hereunder, deliver a written notice specifying the nature and period of existence thereof and what action Borrower is taking (and proposes to take) with respect thereto.

         4. Representations and Warranties of Borrower. The Borrower acknowledges and agrees that, based upon advice received from its legal counsel after such counsel reviewed certain "No-Action" letters which it deemed relevant, this Note, for the purposes of and pursuant to Rule 144(d)(3)(i), promulgated under the Act, shall be deemed to have been acquired at the same time as the Original Shaar Note, and that the shares of Common Stock issuable upon conversion hereof shall be deemed, by reason of Rule 144(d)(3)(ii) of the Act to have been acquired at the same time as the Original Shaar Note and that upon issuance of such shares, the Holder shall be entitled to immediately sell such shares under Rule 144. In the event the Holder is prohibited from publicly selling any shares of Common Stock issued upon conversion of the Principal Balance, the Borrower shall promptly use its commercially reasonable efforts to register such shares pursuant to an effective registration statement permitting their resale under the Act.

         5. Conversion; Conversion Price. At the option of the Holder, outstanding Principal Balance may be converted, either in whole or in part, into Common Shares (calculated as to each such conversion to the nearest 1/100th of a share) at any time and from time to time at a conversion price per share of Common Stock (the "Conversion Price") equal to the lesser of (i) $.0285 (subject to adjustment for any stock-split or stock combination to occur after the date hereof) or (ii) the average of the closing bid prices of one Common Share, as reported on the OTC Bulletin Board ("OTCBB") or the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, for the ten Trading Days prior to a Conversion Date (the "Market Price"); provided, if such security is not quoted or listed or admitted to trading on the OTCBB or any national securities exchange, the Market Price shall be the 50% of the average closing bid prices of such security on the over-the-counter market, as reported by Bloomberg LP, or a similar generally accepted reporting service, for the ten Trading Days prior to a Conversion Date. For purposes hereof, "Trading Day" means any day on which (a) purchases and sales of securities authorized for quotation on the OTCBB or the over the counter market are reported thereon, (b) no event which results in a material suspension or limitation of trading of the Common Shares on the OTCBB or the over the counter market has occurred and (c) at least one bid for the trading of Common Shares is reported on the OTCBB or the over the counter market .

         The number of shares of Common Stock due upon conversion of all or a portion of the Principal Balance shall be (i) the portion of the Principal Balance divided by (ii) the applicable Conversion Price.

         Within two Business Days of the occurrence of a Valuation Event (hereinafter defined), the Borrower shall send notice thereof to the Holder. Notwithstanding anything to the contrary contained herein, if a Valuation Event occurs during any Valuation Period, the Holder may convert some or all of the Principal Balance, at its sole option, at a Conversion Price equal to the Current Market Price on any Trading Day during the Valuation Period.

         For purposes of this Section 5, a "Valuation Event" shall mean an event in which the Borrower takes any of the following actions:

         (a) subdivides or combines its Capital Shares;

         (b) makes any distribution on its Capital Shares;

         (c) issues any additional Capital Shares (the "Additional Capital Shares"), otherwise than as provided in the foregoing Sections 5(a) and 5(b) above, at a price per share less, or for other consideration lower than the Current Market Price in effect immediately prior to such issuances, or without consideration, except for issuances under (A) employee benefit plans consistent with those presently in effect, (B) presently outstanding warrants, options or convertible securities and (C) in connection with an acquisition or merger where the Board of Directors of the Borrower determines in good faith that such Additional Capital Shares are not being issued for consideration lower than the Current Market Price on the date of such issuance;

         (d) issues any warrants, options or other rights to subscribe for or purchase any Additional Capital Shares if the price per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the Current Market Price on the date of such issuance;

         (e) issues any securities convertible into or exchangeable or exercisable for Additional Capital Shares if the consideration per share for which Additional Capital Shares may at any time thereafter be issuable pursuant to the terms of such convertible, exchangeable or exercisable securities shall be less than the Current Market Price on the date of such issuance;

         (f) announces or effects a Fundamental Corporate Change;

         (g) makes any distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for the payment of dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Borrower's assets (other than under the circumstances provided for in the foregoing Sections 5(a) through 5(e)); or

         (h) takes any action affecting the number of Outstanding Capital Shares, other than an action described in any of the foregoing Sections 5(a) through 5(g) hereof, inclusive, which in the opinion of the Holder, determined in good faith, would have a material adverse effect upon the rights of the Holder at the time of a conversion of the Principal Balance or is reasonably likely to result in a decrease in the Market Price.

         6. Exercise of Conversion Privilege.

         (a) Conversion of the Principal Balance may be exercised, in whole or in part, by the Holder by transmitting via facsimile an executed and completed Conversion Notice, in the form attached hereto as Exhibit A, to the Borrower. Each date on which a Conversion Notice is transmitted via facsimile to the Borrower in accordance with the provisions of this Section 6 shall constitute a "Conversion Date". The Borrower shall convert such amount of the Principal Balance and issue the Common Stock, and all voting and other rights associated with the beneficial ownership of the Common Stock shall vest with the Holder, effective as of the Conversion Date at the time specified in the Conversion Notice. The Conversion Notice also shall state the name or names (with addresses) of the Persons who are to become the holders of the Common Stock in connection with such conversion. If such conversion would convert the entire remaining Principal Balance of this Note, the Holder shall deliver to the Borrower the original Note being converted no later than five (5) business days after the delivery of the Conversion Notice. As promptly as practicable after the receipt of the Conversion Notice as aforesaid, but in any event not more than five Business Days after the Borrower's receipt of such Conversion Notice, the Borrower shall (i) issue the Common Stock in accordance with the provisions of this Agreement, and (ii) utilize the DWAC system or cause to be mailed for delivery by overnight courier to the Holder (x) a certificate or certificate(s) representing the number of Common Shares to which the Holder is entitled by virtue of such conversion and (y) cash, as provided in Section 7, in respect of any fraction of a Common Share issuable upon such conversion. Such conversion shall be deemed to have been effected at the time at which the Conversion Notice indicates and at such time the rights of the Holder of the Note, as such, shall cease and the Person or Persons in whose name or names the Common Stock shall be issuable shall be deemed to have become the holder or holders of record of the Common Shares represented thereby and all voting and other rights associated with the beneficial ownership of such Common Shares shall at such time vest with such Person or Persons. The Conversion Notice shall constitute a contract between the Holder and the Borrower, whereby the Holder shall be deemed to subscribe for the number of Common Shares which it will be entitled to receive upon such conversion and, in payment and satisfaction of such subscription (and for any cash adjustment to which it is entitled pursuant to Section 7), to surrender that portion of the Note and to release the Borrower from all liability thereon. No cash payment aggregating less than $1.00 shall be required to be given unless specifically requested by the Holder.

         (b) The Holder shall be entitled to exercise its conversion privilege notwithstanding the commencement of any case under 11 U.S.C. ss. 101 et seq. (the "Bankruptcy Code"). The Borrower hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. ss. 362 in respect of the conversion of the Note. The Borrower agrees, without cost or expense to the Holder, to take or consent to any and all action necessary to effectuate relief under 11 U.S.C. ss. 362.

         7. Fractional Shares. No fractional Common Shares or scrip representing fractional Common Shares shall be issued upon conversion of the Note. Instead of any fractional Common Shares which otherwise would be issuable upon conversion of the Note, the Borrower shall pay a cash adjustment in respect of such fraction in an amount equal to the same fraction.

         8. Adjustments to Conversion Price. Except with respect to issuances of Capital Shares in connection with an acquisition or merger where the Board of Directors of the Borrower determines in good faith that such Capital Shares are not being issued for consideration lower than the Current Market Price on the date of such issuance, for so long as the obligations under the Note are outstanding, if the Borrower issues and sells pursuant to an exemption from registration under the Securities Act (A) Common Shares at a purchase price on the date of issuance thereof that is lower than the Conversion Price, (B) warrants or options with an exercise price on the date of issuance thereof that is lower than the Conversion Price for the Holder on such date, except for warrants or options issued pursuant to employee benefit plans consistent with those presently in effect, employee stock option agreements or stock incentive agreements of the Borrower, or (C) convertible, exchangeable or exercisable securities with a right to exchange at lower than the Current Market Price on the date of issuance or conversion, as applicable, of such convertible, exchangeable or exercisable securities, except for stock option agreements or stock incentive agreements, then on any date on which the Conversion Price shall be determined, the Conversion Price shall be reduced by an amount equal to the amount by which the purchase price, exercise price or exchange price, as applicable, is lower than the Conversion Price or Current Market Price, as applicable, multiplied by a fraction the denominator of which is the outstanding principal amount of this Note at the time of the adjustment and the numerator of which is the sum of (A) the aggregate number of (i) Common Shares, in the case of (A) above, (ii) Common Shares into which the warrants or options are exchangeable into, in the case of (B) above, or (iii) equity securities into which the convertible or exchangeable securities are exercisable into, in the case of (C) above, multiplied by (B) the Conversion Price, in each case, with a maximum adjustment equal to the applicable discount triggering such adjustment pursuant to this Section 8.

         9. Certain Conversion Limitations.

         (a) Notwithstanding anything herein to the contrary, the Holder shall not have the right, and the Borrower shall not have the obligation, to convert all or any portion of the Principal Balance (and the Borrower shall not have the right to pay interest on the Principal Balance in shares of Common Stock, but such interest shall continue to accrue until payment thereof in shares of Common Stock will not violate the terms hereof) if and to the extent that the issuance to the Holder of shares of Common Stock upon such conversion (or payment of interest) would result in the Holder being deemed the "beneficial owner" of more than 5% of the then Outstanding shares of Common Stock within the meaning of
Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.

         (b) Notwithstanding anything herein to the contrary, if and to the extent that, on any date (the "Section 16 Determination Date"), the holding by the Holder of the Note would result in the Holder's becoming subject to the provisions of Section 16(b) of the Exchange Act in virtue of being deemed the "beneficial owner" of more than 10% of the then Outstanding shares of Common Stock, then the Holder shall not have the right, and the Borrower shall not have the obligation, to convert all or any portion of the Principal Balance (and the Borrower shall not have the right to pay interest on the Principal Balance in shares of Common Stock, but such interest shall continue to accrue until payment thereof in shares of Common Stock will not violate the terms hereof) as shall cause such Holder to be deemed the beneficial owner of more than 10% of the then Outstanding shares of Common Stock during the period ending 60 days after the
Section 16 Determination Date.

         10. Merger; Consolidation. If, for as long as this Note remains outstanding, the Borrower enters into a merger (other than where the Borrower is the surviving entity) or consolidation with another corporation or other entity or a sale or transfer of all or substantially all of the assets of the Borrower to another person (collectively, a "Sale"), the Borrower will require, in the agreements reflecting such transaction, that the surviving entity expressly assume the obligations of the Borrower hereunder.

         11. Adjustments.

         (a) In case of any stock split or reverse stock split, stock dividend, reclassification of the Common Stock, recapitalization, merger or consolidation, or like capital adjustment affecting the Common Stock of the Borrower (each, an "Adjustment"), the Conversion Rate in effect at the time of the effective date for such Adjustment shall be proportionally adjusted so that the Holder of the Note which is converted after such date shall be entitled to receive the aggregate number and kind of shares which, if this Note had been converted by the Holder immediately prior to such date, the Holder would have owned upon such conversion and been entitled to receive upon such Adjustment (and for such purposes the Holder shall, to the extent relevant, be deemed to have converted this Note immediately prior to the record date or the effective date, as the case may, for the Adjustment). For example, if the Borrower declares a 2:1 stock dividend or stock split and the Conversion Price immediately prior to the record date for such Adjustment was $1.00 per share, the adjusted Conversion Price immediately after the Adjustment would be $.50 per share. Such adjustment may be made successively if there is more than one Adjustment. In all other respects the provisions of this Section shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof. A rights offering to stockholders shall be deemed a stock dividend to the extent of the bargain purchase element of the rights. The provisions of this
Section 11 shall similarly apply to successive reclassifications, changes, consolidations, mergers, mandatory share exchanges and sales and transfers.

         (b) In the event the Borrower shall propose to take any action of the type described in Section 5, 8, 10, 11 and 12, the Borrower shall give notice to Holder, which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable upon conversion of the Note. In the case of any action which would require the fixing of a record date, such notice shall be given at least twenty
(20) days prior to the date so fixed, and in case of all other action, such notice shall be given at least fifteen (15) days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

         12. Spin-Offs. If, for any reason, prior to payment in full hereunder or the conversion of this Note in full, the Borrower spins off or otherwise divests itself of a part of its business or operations or disposes all or of a part of its assets in a transaction (the "Spin Off") in which the Borrower does not receive compensation for such business, operations or assets, but causes securities of another entity (the "Spin Off Securities") to be issued to security holders of the Borrower, then the Borrower shall cause (i) to be reserved Spin Off Securities equal to the number thereof which would have been issued to the Holder had all of the Holder's unconverted Note outstanding on the record date (the "Record Date") for determining the amount and number of Spin Off Securities to be issued to security holders of the Borrower (the "Outstanding Note") been converted as of the close of business on the trading day immediately before the Record Date (the "Reserved Spin Off Shares"), and
(ii) to be issued to the Holder on the conversion of all or any of the Note, such amount of the Reserved Spin Off Shares equal to (x) the Reserved Spin Off Shares multiplied by (y) a fraction, of which (I) the numerator is the amount of the Note then being converted, and (II) the denominator is the amount of the Note.

         13. Costs. The Borrower shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of shares of Common Stock upon conversion of the Note; provided that the Borrower shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the Holder in respect of which such shares are being issued.

         14. Reservation of Shares. The Borrower shall at all times from and after the date hereof shall maintain a sufficient number of shares of Common Stock, duly and validly authorized and reserved for issuance to satisfy the conversion of this Note, the Series I Preferred Stock, the Shaar Warrant and all other warrants held by the Holder (collectively, the "Warrants"); provided, that, in no event shall the number of shares reserved for such issuance be less than the greater of (a) 75,000,000 and (b) 115% of the number of shares necessary for the full conversion of this Note, the Series I Preferred Stock and the Warrants. In addition to such other remedies as shall be available to Holder hereunder, the Borrower will take such corporate action as may, in the opinion of its counsel, be necessary to increase the number of authorized but unissued shares of Common Stock to the number of shares required hereby, including without limitation, using its best efforts to obtain the requisite stockholder approval necessary to increase the number of authorized shares of the Borrower's Common Stock.

         15. Representations of Holder.Upon conversion of all or a portion of this Note, the Holder shall confirm in writing, in a form reasonably satisfactory to the Borrower, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, and that such Holder is an Accredited Investor (as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act). The Borrower acknowledges that Holder's duly executed certification on the Notice of Conversion is satisfactory confirmation of the facts set forth in the immediately preceding sentence. If such Holder cannot make such representations because they would be factually incorrect, it shall be a condition to such Holder's conversion of all or a portion of the Note that the Borrower receive such other representations as the Borrower considers reasonably necessary to assure the Borrower that the issuance of its securities upon conversion of the Note shall not violate any United States or state securities laws.

         16. Communications and Notices. Except as otherwise specifically provided herein, all communications and notices provided for in this Note shall be sent by facsimile to:

                  If to the Holder, to:

                  The Shaar Fund Ltd.
                  c/o Maarten Robberts
                  SS&C Fund Services N.V.
                  Pareraweg 45
                  Curacao, Netherlands Antilles
                  Phone: (599-9) 434-3562
                  Fax: (599-9) 434-3560
                  with copies to:

                  Meltzer, Lippe, Goldstein & Breitstone, LLP
                  Attn:  Ira Halperin, Esq.
                  190 Willis Avenue
                  Mineola, NY 11501
                  Phone: (516) 747-0300
                  Fax: (516) 747-0653

                  and:

                  Levinson Capital Management
                  350 Fifth Avenue, Suite 2210
                  New York, NY 10018
                  Attention: Samuel D. Levinson
                  (212) 244-3576
                  (212) 395-0059

                  If to the Borrower, to:

                  Commodore Applied Technologies, Inc.
                  Attn: James DeAngelis
                  Chief Financial Officer
                  150 East 58th Street
                  Suite 3238
                  New York, New York 10155
                  Phone: (212) 308-5800
                  Fax: (212) 753-0731

         Notices sent by facsimile shall be deemed received upon delivery. The Borrower and the Holder may from time to time change their respective addresses, for purposes of this Section 16, by written notice to the other parties; provided, however, that notice of such change shall be effective only upon receipt.

         17. Governing Law; Jurisdiction. This Note shall be construed in accordance with and governed by the laws of the State of New York. Each of the parties hereto consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Note. Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum or improper venue to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile. Each party hereto irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding in such courts by the mailing of copies of such process by certified or registered airmail at its address specified herein. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

         18. Assignment. This Note shall bind and inure to the benefit of the respective successors and assigns of the parties hereto; provided that Borrower shall not be permitted to assign its obligations hereunder.

         19. Security. This Note is secured inter alia, (i) by a security interest in certain assets of the Borrower and CASI as set forth in the Shaar Security Agreement and (ii) by a certain Patent Collateral Assignment dated as of June 13, 2001 from Borrower to Holder, as amended and restated as of the date hereof. Borrower agrees and acknowledges that all of its payment and performance obligations under this Note constitute "Obligations", as such term is defined in the Shaar Security Agreement. Subject to the consent of the Holder, which consent shall not be unreasonably withheld, the Borrower shall, upon at not less than fifteen (15) days prior written notice to the Holder, be permitted to (x) amend the "Collateral" described on Security Agreement and Patent Collateral Assignment to reflect patents abandoned by the Borrower in the ordinary course of its business and (y) grant a first priority security interest on new equipment obtained by the Borrower or CASI in connection with an equipment leasing arrangement entered into after the date hereof in a transaction approved by the Board of Directors of the Borrower or CASI, as the case may be.

         20. Enforcement and Waiver. No failure or delay on the part of Holder in exercising any of its rights, powers or privileges hereunder shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. Borrower hereby waives diligence, presentment, demand for payment, notice of non-payment, presentment, notice of dishonor, protest, notice of protest or any other notice in connection with the delivery, acceptance, performance or enforcement of this Note.

         21. Modification. This Note may not be changed or terminated orally, nor may any of its provisions be waived, except by an agreement in writing signed by the party against whom enforcement of such change or termination is sought.

         22. Remedies. In case any one or more Events of Default shall occur and be continuing, Holder may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding. Borrower shall pay all reasonable costs of collection when incurred, including reasonable attorneys' fees.

         23.  Collection  Costs.  In the event that the Holder  shall place this
Note in the hands of an attorney for collection during the continuance of any Event of Default, the Borrower shall further be liable to the Holder for all costs and expenses (including reasonable attorneys' fees) which may be incurred by the Holder in enforcing this Note, which amounts may, at the Holder's option, be added to the principal hereof.

         24. Waiver of Jury Trial. THE BORROWER EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS NOTE OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE BORROWER HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THIS WAIVER OF THE RIGHT TO TRIAL BY JURY.

         25. Prior Notes. The Borrower agrees and acknowledges that the indebtedness of the Borrower evidenced by the Original Shaar Note and the Milford Note (together, the "Prior Notes") remains outstanding as of the date hereof, and this Convertible Secured Note: (a) is exchanged for and re-evidences the indebtedness evidenced by the Prior Notes; (b) is given in substitution for, and not in payment of the Prior Notes; and (c) is not intended to discharge or constitute a novation of the Prior Notes.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the Borrower has executed this Note on the date first above written.


                                 COMMODORE APPLIED TECHNOLOGIES, INC.



                                 By: /s/ James M. DeAngelis
                                     ----------------------
                                 James M. DeAngelis, Chief Financial Officer

                                    EXHIBIT A


                         [FORM OF NOTICE OF CONVERSION]

                                                              _________ __, 200_
Commodore Applied Technologies, Inc.
150 East 58th Street
Suite 3238
New York, New York 10155

Attn: Chief Financial Officer

         The undersigned, owner of Commodore Applied Technologies, Inc.'s (the "Borrower") Convertible Secured Note, due April 12, 2009 (the "Note"), hereby exercises its option to convert $___________ principal amount of the Note into shares of the common stock, $.001 par value per share, of the Borrower ("Common Stock"), in accordance with the terms of the Note.

         The undersigned hereby instructs the Borrower to convert the portion of the Note specified above into shares of Common Stock at Conversion Price in accordance with the provisions of Section 5 of the Note. The undersigned directs that (i) the Common Stock issuable and certificates therefor deliverable upon conversion, and (ii) if so delivered by the Holder, the Note, recertificated in the principal amount, if any, not being surrendered for conversion hereby, together with any check in payment for fractional Common Stock, be issued in the name of and delivered to the undersigned unless a different name has been indicated below. All capitalized terms used and not defined herein have the respective meanings assigned to them in the Note.

         By delivering this conversion notice, the undersigned owner represents and warrants to the Borrower that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, and that such Holder is an Accredited Investor (as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act).

                                                     HOLDER:

                                                                       EXHIBIT C
                                     RELEASE

         For  and in  consideration  of the  obligations  of  COMMODORE  APPLIED
TECHNOLOGIES, INC. ("COMMODORE") in connection with exchange of certain securities of COMMODORE pursuant to that certain Exchange Agreement, of even date herewith (the "Exchange Agreement"), and the issuance by COMMODORE of shares of its Series I Convertible Preferred Stock and its Secured Convertible Note, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, THE SHAAR FUND, LTD. ("SHAAR"), individually and derivatively and on behalf of its predecessors, successors, affiliates, subsidiaries, heirs, trustees, officers, directors, agents, representatives, consultants, administrators and assigns (hereinafter individually and collectively referred to as the "Shaar Releasing Parties"), hereby release, acquit, and discharge individually and collectively Commodore, its subsidiaries, affiliates and advisors, and all of Commodore's officers, directors, shareholders, employees, consultants, attorneys, representatives, agents, predecessors, successors, assigns, heirs, executors, administrators and other personal representatives (hereinafter individually and collectively referred to as the "Commodore Released Parties") of and from any and all actions, causes of action, suits, debts, dues, accounts, reckonings, specialties, bonds, bills, covenants, contracts, agreements, promises, damages, judgments, debts, dues, sums of money, obligations, liabilities, controversies, costs, expenses, attorneys' fees, executions, claims, rights and demands whatsoever, whether known or unknown, asserted or unasserted, actual or potential, individual or joint, direct or indirect, fixed or contingent, in law, admiralty or equity, of every kind and nature whatsoever, which the Shaar Releasing Parties ever had, now have, or hereafter can, shall, or may have, or claim to have, against the Commodore Released Parties, for, upon, or by reason of any matter, cause of action, or thing, whatsoever from the beginning of the world to the date hereof (collectively, the "Commodore Released Claims") provided, however, that this RELEASE shall not apply to, or limit the Shaar Releasing Parties' rights with respect to, claims, cross-claims, or other claims, rights, actions, causes of action, suits, actions, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, damages, judgments, executions, claims, and demands against the Commodore Released Parties relating to the terms, conditions and obligations set forth in the (i) Exchange Agreement and all other documents and instruments entered into or delivered in connection therewith including, but not limited to, the Series I Certificate of Designation creating COMMODORE'S Series I Convertible Preferred Stock and COMMODORE'S 10% Convertible Secured Note issued in favor of SHAAR,
(ii) all documents and instruments entered into or delivered in connection with that certain Amended and Restated Secured Promissory Note of COMMODORE, issued June 13, 2001, in favor of SHAAR, including, but not limited to the Security Agreement by and among COMMODORE, Commodore Advanced Sciences, Inc. ("CASI") and SHAAR and a Guaranty by CASI in favor of SHAAR, (iii) all warrants issued to SHAAR and exercisable for shares of common stock of COMMODORE. The Commodore Released Claims include, without limitation, any claims for breach of express or implied contract, breach of implied misrepresentation, negligence, negligent misrepresentation, breach of fiduciary duty, actual or constructive fraud, including, without limitation, common law fraud or fraud or manipulation asserted under any statutory theory under any federal or state law and including, without limitation, under any theory of primary, secondary or control person liability, estoppel, defamation, conspiracy, business or economic interference, violation of any federal or state securities law, rule or administrative regulation, violation of public policy and including for attorneys' or other professional fees.

         This RELEASE may not be changed orally.

         IN WITNESS WHEREOF, SHAAR, as RELEASOR has duly executed this Release as of the 12th day of April, 2005.

                                 THE SHAAR FUND, LTD.

                                 By: SS&C Fund Services N.V.


                                 By: /s/ Maarten Robberts
                                     --------------------
                                 Name:  Maarten Robberts
                                 Title:    Director


                                 By: /s/ Peter Ijsseling
                                     -------------------
                                 Name: Peter Ijsseling
                                 Title:   Director

                                                                       EXHIBIT D

                                     RELEASE

         For and in consideration of the obligations of THE SHAAR FUND, LTD. ("SHAAR") in connection with exchange of certain securities of COMMODORE APPLIED TECHNOLOGIES, INC. ("COMMODORE") pursuant to that certain Exchange Agreement, of even date herewith, and the issuance by COMMODORE of shares of its Series I Convertible Preferred Stock and its Secured Convertible Note, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, COMMODORE, individually and derivatively and on behalf of its predecessors, successors, affiliates, subsidiaries, heirs, trustees, officers, directors, agents, representatives, consultants, administrators and assigns (hereinafter individually and collectively referred to as the "Commodore Releasing Parties"), hereby release, acquit, and discharge individually and collectively SHAAR, its subsidiaries, affiliates, advisors, including, without limitation, Shaar Advisory Services, N.V., Levinson Capital Management LLC, Cita Investments Israel Ltd., and all of Shaar's officers, directors, partners, members, shareholders, employees, consultants, attorneys, representatives, agents, predecessors, successors, assigns, heirs, executors, administrators and personal representatives, including, without limitation, Sam Levinson and Uri Wolfson (hereinafter individually and collectively referred to as the "Shaar Released Parties") of and from any and all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, specialties, bonds, bills, covenants, contracts, agreements, promises, damages, judgments, debts, dues, obligations, liabilities, controversies, costs, expenses, attorneys' fees, executions, claims, rights and demands whatsoever, whether known or unknown, asserted or unasserted, actual or potential, individual or joint, direct or indirect, fixed or contingent, in law, admiralty or equity, of every kind and nature whatsoever, which the Commodore Releasing Parties ever had, now have, or hereafter can, shall, or may have, or claim to have, against the Shaar Released Parties, for, upon, or by reason of any matter, cause of action, or thing,

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

whatsoever from the beginning of the world to the date hereof (collectively, the "Shaar Released Claims"). The Shaar Released Claims include, without limitation, any claims for breach of express or implied contract, breach of implied misrepresentation, negligence, negligent misrepresentation, breach of fiduciary duty, actual or constructive fraud, including, without limitation, common law fraud or fraud or manipulation asserted under any statutory theory under any federal or state law and including, without limitation, under any theory of primary, secondary or control person liability, estoppel, defamation, conspiracy, business or economic interference, violation of any federal or state securities law, rule or administrative regulation, violation of public policy and including for attorneys' or other professional fees.

         This RELEASE may not be changed orally.

         IN WITNESS WHEREOF, COMMODORE, as RELEASOR has duly executed this Release as of the 12th day of April, 2005.

                                 COMMODORE APPLIED TECHNOLOGIES, INC.


                                 By: /s/ James M. DeAngelis
                                     ----------------------
                                 Name:  James M. DeAngelis
                                 Title:    Chief Financial Officer


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